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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): MAY 5, 1998
                                                 -------------------------------

                              i2 TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in charter)


         Delaware                       0-28030                  75-2294945
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


909 E. Las Colinas Blvd., 16th Floor, Irving, Texas                75039
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(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code: (214) 860-6000
                                                --------------------------------


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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

        Filed as an exhibit hereto is the registrant's press release, dated May 5, 1998, announcing that the registrant has finalized its merger with InterTrans Logistics Solutions of Markham, Ontario.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            99.1 Press release dated May 5, 1998.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             i2 TECHNOLOGIES, INC.



Dated: May 5, 1998                 By:  /s/ DAVID F. CARY
                                      ------------------------------------------
                                                 David F. Cary,
                                                 Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
 99.1               Press release dated May 5, 1998.